UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2018
Blonder Tongue Laboratories, Inc. (Exact Name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-14120 (Commission File Number)	52-1611421 (I.R.S. Employer Identification No.)
One Jake Brown Road, Old Bridge, New Jersey 08857 (Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (732) 679-4000
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company           ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2018, Blonder Tongue Laboratories, Inc. (the "Company") appointed Stephen K. Necessary as a director.  From 2015 until December 2017, Mr. Necessary served as Executive Vice President, Product Development and Management at Cox Communications, Inc. ("Cox Communications"), where he directed new development and lifecycle management for all products across residential and business portfolios that generated over $11 billion in revenue in 2017. Mr. Necessary retired from that position at the end of 2017 and currently maintains a continuing relationship with the company on a part-time consulting basis.  From 2005 to 2015, Mr. Necessary served as Vice President, Video Product Development and Management at Cox Communications.  He holds a Bachelor of Engineering Economic Systems from Georgia Institute of Technology and a Masters of Business Administration from Harvard Business School.

Mr. Necessary will serve as a director in Class I, with a term expiring at the Company's annual meeting of stockholders in 2020.  Mr. Necessary's board of directors committee assignments have not yet been determined.  The Company's board of directors has determined that Mr. Necessary meets the requirements for independence under applicable Securities and Exchange Commission and NYSE American rules and standards. There are no arrangements or understandings pursuant to which Mr. Necessary was appointed as a director, and there are no related party transactions between the Company and Mr. Necessary reportable under Item 404(a) of Regulation S-K.  In connection with his service as a director, Mr. Necessary will be entitled to the same compensation and benefits made available to the Company's non-employee directors generally, pro-rated for the term of his service during calendar year 2018.

A copy of the press release announcing the appointment of Mr. Necessary is attached hereto as Exhibit 99.1 and incorporated into this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.  The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press Release dated January 31, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BLONDER TONGUE LABORATORIES, INC.

By: /s/ Eric Skolnik
Eric Skolnik
Senior Vice President and Chief Financial Officer
Date: January 31, 2018

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 31, 2018.

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